SUBSCRIPTION AGREEMENT

CANDEV RESOURCE EXPLORATION, INC.

SUBSCRIPTION AGREEMENT made effective as of the 13th day of January, 2006 between **CANDEV RESOURCE EXPLORATION, INC.**, a Nevada corporation (the "Company") and **MARK. A. MCLEARY**, of #2200 – 1177 West Hastings Street, Vancouver, BC, Canada V6E 2K3 (the "Subscriber").

WHEREAS:

A. The Company has approved the offering of 5,500,000 shares of the Company's common stock, par value $0.001 per share (the "Offering").

B. The Subscriber desires to acquire shares of the Company's common stock pursuant to the Offering (the "Shares") on the terms and subject to the conditions of this Subscription Agreement

C. The Company desires to accept the Subscriber's subscription for the Shares.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1. SUBSCRIPTION FOR SHARES

1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase the Shares from the Company at a price equal to $0.001 US per Share and the Company agrees to sell the Shares to the Subscriber

1.2 The purchase price is payable by the Subscriber to the Company contemporaneously with the execution and delivery of this Subscription Agreement.

1.3 The certificates representing the Shares sold pursuant to this Offering will be "restricted shares", as contemplated under United States Securities Act of 1933, and will be endorsed with the following legend:

> **"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION."**

1.4 The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber's address indicated herein.

2. **REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER**

2.1 The Subscriber hereby severally represents and warrants to the Company as follows:

(a) the Subscriber recognizes that the purchase of Shares involves a high degree of risk in that the Company has only recently commenced its proposed business and may require substantial funds in addition to the proceeds of this subscription;

(b) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares;

(c) the Subscriber has such knowledge and experience in finance, securities, investments, including investment in non-listed and non registered securities, and other business matters so as to be able to evaluate the merits and risks of an investment in the Company's common stock and to otherwise protect its interests in connection with this transaction;

(d) the Subscriber acknowledges that no market for the Shares presently exists and none may develop in the future and accordingly the Subscriber may not be able to liquidate its investment;

(e) the Subscriber hereby acknowledges that this offering of Shares by the Company has not been reviewed by the United States Securities and Exchange Commission ("SEC") and that the Shares are being issued by the Company pursuant to an exemption from registration provided by Section 4(2) to the United States Securities Act;

(f) the Subscriber is acquiring the Shares as principal for the Subscriber's own benefit;

(g) the Subscriber is not aware of any advertisement of the Shares;

(h) the Subscriber is acquiring the Shares subscribed to hereunder as an investment for Subscriber's own account, not as a nominee or agent, and not with a view toward the resale or distribution of any part thereof, and Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same;

(i) the Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares sold hereby;

(j) the Subscriber has full power and authority to enter into this Agreement which constitutes a valid and legally binding obligation, enforceable in accordance with its terms;

(k) the Subscriber can bear the economic risk of this investment, and was not organized for the purpose of acquiring the Shares.

3. **REPRESENTATIONS BY THE COMPANY**

3.1 The Company represents and warrants to the Subscriber that:

(a) the Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct;

(b) upon issue, the Shares will be duly and validly issued, fully paid and non-assessable shares of the Company's common stock.

4. **MISCELLANEOUS**

4.1 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

4.2 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Number of Shares Subscribed For: **5,500,000 Shares of Common Stock**

INDIVIDUAL SUBSCRIBER:

Signature of Subscriber: /s/ Mark McLeary

Name of Subscriber: MARK A. MCLEARY

Address of Subscriber: #2200 – 1177 West Hastings Street
Vancouver, BC, Canada V6E 2K3

ACCEPTED BY:

CANDEV RESOURCE EXPLORATION,INC.

Signature of Authorized Signatory: /s/ Mark McLeary

Name of Authorized Signatory: MARK A. MCLEARY

Position of Authorized Signatory: PRESIDENT

Date of Acceptance: January 13, 2006